Exhibit 10.1

WAIVER TO AMENDED AND RESTATED

RESTRUCTURING SUPPORT AGREEMENT

This WAIVER TO AMENDED AND RESTATED RESTRUCTURING SUPPORT AGREEMENT (this “Waiver”) is made as of August 18, 2015 (the “Waiver Effective Date”), by and among (a) Allied Nevada Gold Corp., a Delaware corporation (“ANV”), and its undersigned direct and indirect subsidiaries (together with ANV, the “Debtors”), (b) the Requisite Consenting Noteholders (as defined in the Amended RSA (as defined below)), and (c) the Requisite Secured Lenders (as defined in the Amended RSA). Capitalized terms used but not otherwise defined herein have the meanings ascribed to such terms in the Amended RSA.

PRELIMINARY STATEMENTS:

WHEREAS, on July 23, 2015, the Debtors entered into that certain Amended and Restated Restructuring Support Agreement (the “Amended RSA”) with the entities party thereto as “Creditor Parties” thereunder, which amended and restated in its entirety that certain Restructuring Support Agreement, dated as of March 10, 2015, pursuant to which the Debtors and such Creditor Parties agreed to implement a restructuring and reorganization as set forth in the Modified Plan;

WHEREAS, the Debtors have requested that the Requisite Consenting Noteholders and the Requisite Secured Lenders grant certain waivers and consents under the Amended RSA, as set forth herein; and

WHEREAS, the Requisite Consenting Noteholders and the Requisite Secured Lenders are willing to grant such consents and waivers on the terms, subject to the conditions and in reliance on the representations and warranties set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1. Waiver of Creditor Party Termination Event. Effective as of the Waiver Effective Date, the Requisite Consenting Noteholders and the Requisite Secured Lenders grant all waivers and consents that may be necessary or required under the Amended RSA to waive the Creditor Party Termination Event arising under Section 5(a)(vi) of the Amended RSA as a result of the Bankruptcy Court granting relief terminating the automatic stay (as set forth in section 362 of the Bankruptcy Code) with regard to the lifting of the automatic stay with respect to those assets set forth on Schedule A annexed hereto.

2. Continued Effect of the Amended RSA. Except as expressly provided herein, this Waiver shall not, by implication or otherwise, alter, modify, amend or in any way affect any of the obligations or covenants contained in the Amended RSA, all of which are ratified and confirmed in all respects by the parties hereto and shall continue in full force and effect.

3. Effectiveness.

This Waiver shall become effective and binding upon:

(a) the Creditor Parties on the date when counterpart signature pages to this Waiver have been executed and delivered by the Debtors and each of the Consenting Noteholders and the Secured Lenders; provided, however, that signature pages executed by the Creditor Parties shall be delivered to (i) other Creditor Parties in a redacted form that removes the Creditor Parties’ holdings of Claims and Interests, and (ii) the Debtors in an unredacted form; and

(b) the Debtors on the later of the date upon which the Bankruptcy Court enters the Disclosure Statement Order and the RSA Order; provided, however, that the Debtors shall execute and deliver to the Creditor Parties this Waiver concurrently with the execution by the Creditor Parties.

With respect to any Creditor Party that becomes or has become a party to the Amended RSA by executing and delivering a Joinder Agreement after the Restructuring Support Effective Date, this Waiver shall become effective and binding as to such Creditor Party at the time such Joinder Agreement is delivered to the Debtors.

4. Entire Agreement. This Waiver, together with the Amended RSA, constitutes the entire agreement of the parties hereto, and supersedes all other prior negotiations, with respect to the subject matter hereof. Except as modified by this Waiver, the Amended RSA shall continue in full force and effect. Each reference to the Amended RSA hereafter made in any document, agreement, instrument, notice or communication shall mean and be a reference to the Amended RSA as modified hereby.

5. Severability. If any provision of this Waiver, or the application of any such provision to any Person or circumstance, shall be held invalid or unenforceable in whole or in part, such invalidity or unenforceability shall attach only to such provision or part thereof and the remaining part of such provision hereof shall continue in full force and effect.

6. Counterparts. This Waiver may be executed in several counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same agreement. Execution copies of this Waiver may be delivered by facsimile or otherwise, which shall be deemed to be an original for the purposes of this Section 5.

7. Governing Law. THIS WAIVER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAW PROVISIONS WHICH WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed and delivered by their respective duly authorized officers, solely in their respective capacity as officers of the undersigned and not in any other capacity, as of the Waiver Effective Date.

Allied Nevada Gold Corp.

By:	/s/ Stephen M. Jones
	Name:	Stephen M. Jones
	Title:	Executive Vice President & CFO

Allied Nevada Gold Holdings LLC

By:	/s/ Stephen M. Jones
	Name:	Stephen M. Jones
	Title:	Chief Financial Officer

Allied VGH Inc.

By:	/s/ Stephen M. Jones
	Name:	Stephen M. Jones
	Title:	Chief Financial Officer

Allied VNC Inc.

By:	/s/ Stephen M. Jones
	Name:	Stephen M. Jones
	Title:	Chief Financial Officer

ANG Central LLC

By:	/s/ Stephen M. Jones
	Name:	Stephen M. Jones
	Title:	Chief Financial Officer

ANG Cortez LLC

By:	/s/ Stephen M. Jones
	Name:	Stephen M. Jones
	Title:	Chief Financial Officer

ANG Eureka LLC

By:	/s/ Stephen M. Jones
	Name:	Stephen M. Jones
	Title:	Chief Financial Officer

ANG North LLC

By:	/s/ Stephen M. Jones
	Name:	Stephen M. Jones
	Title:	Chief Financial Officer

ANG Northeast LLC

By:	/s/ Stephen M. Jones
	Name:	Stephen M. Jones
	Title:	Chief Financial Officer

ANG Pony LLC

By:	/s/ Stephen M. Jones
	Name:	Stephen M. Jones
	Title:	Chief Financial Officer

Hasbrouck Production Company LLC

By:	/s/ Stephen M. Jones
	Name:	Stephen M. Jones
	Title:	Chief Financial Officer

Hycroft Resources & Development, Inc.

By:	/s/ Stephen M. Jones
	Name:	Stephen M. Jones
	Title:	Chief Financial Officer

Victory Exploration Inc.

By:	/s/ Stephen M. Jones
	Name:	Stephen M. Jones
	Title:	Chief Financial Officer

Victory Gold Inc.

By:	/s/ Stephen M. Jones
	Name:	Stephen M. Jones
	Title:	Chief Financial Officer

CONSENTING NOTEHOLDER

By:
Name:
Title:

By:
Name:
Title:

Notice Address:

Facsimile:
Attention:

[Signature Page to Waiver to Amended and Restated Restructuring Support Agreement]

SECURED LENDER

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Waiver to Amended and Restated Restructuring Support Agreement]

Schedule A

Lessor	Equipment Description
BofA	2013 Komatsu Model 930E-4 Electric Mining Truck, Stock No. 10763, Serial No. A31492
BofA	Komatsu Model 930E-4 Electric Mining Truck, Stock No. 10768, Serial No. A31537
BofA	Komatsu Model 930E-4 Electric Mining Truck, Stock No. 10774, Serial No. A31609
BofA	Western Star Model 4900SB Tire Truck, Vehicle Identification No. 5KKHALCK3EPFM2479, together with FEC Model 29017 Tire Handler and Rear Stabilizer
People’s Capital	Volvo L350F Wheel Loader, Serial No. 14444, with one (1) 156” 10.1 YD3 Spade Nose Bucket, Serial No. 85007-36309
People’s Capital	2012 Komatsu MT Model HD785-7 Haul Truck, Serial No. 30136, with 2012 MS HD785-Tank Mega 20000 Gal Water Tank, Serial No. 12-71170
People’s Capital	2013 Komatsu Model 930E-4 Electric Mining Truck, Serial No. A31488, Stock No. 10762
MB Financial	Komatsu Model 930E-4 Electric Mining Truck, Stock No. 10769, Serial No. A31552
MB Financial	Immersive Technologies, Inc. Pro 3 CR Mine Simulator, including specified components
MB Financial	Caterpillar, Model 16M Motor Grader, Serial No. R9H00493
KEF	Hitachi EX5500-S6 Hydraulic Mining Shovel/Excavator, Serial No. HCM18N00K00001051
Washington Federal	Hitachi EX5500S6 Excavator with 35.5 Cubic Yard Bucket, Serial No. HCM18N00C00001059
Western Alliance	2013 Komatsu Model 930E-4 Electric Mining Truck, Stock No. 10761, Serial No. A31486
Western Alliance	Komatsu Model 930E-4 Electric Mining Truck, Stock No. 10767, Serial No. A31532
Atlas Copco	Atlas Copco PV271 Drill, Serial No. 4582E
Atlas Copco	Atlas Copco PV271 Drill, Serial No. 4630
Atlas Copco	Atlas Copco PV271 Drill, Serial No. 4719
Atlas Copco	Atlas Copco PV271 Drill, Serial No. 4720
Atlas Copco	Atlas Copco PV271 Drill, Serial No. 4662
Atlas Copco	Atlas Copco PV271 Drill, Serial No. 4754
Atlas Copco	Atlas Copco PV271 Drill, Serial No. 4753

Atlas Copco	DM45 Drill, Serial No. 8619
Atlas Copco	Atlas Copco PV271 Drill, Serial No. 4759
Atlas Copco	Atlas Copco PV271 Drill, Serial No. 4758
Komatsu	Komatsu 930E-4 Haul Truck, Serial No. A31034
Komatsu	Komatsu 930E-4 Haul Truck, Serial No. A31135
Komatsu	Komatsu 930E-4 Haul Truck, Serial No. A31134
Komatsu	Komatsu 930E-4 Haul Truck, Serial No. A31299
Komatsu	Komatsu 930E-4 Haul Truck, Serial No. A31301
Komatsu	Komatsu 930E-4 Haul Truck, Serial No. A31328
Komatsu	Komatsu 930E-4 Haul Truck, Serial No. A31330
Komatsu	Komatsu 930E-4 Haul Truck, Serial No. A31332
Komatsu	Komatsu 930E-4 Haul Truck, Serial No. A31334
Komatsu	Komatsu 930E-4 Haul Truck, Serial No. A31358
Komatsu	Komatsu 930E-4 Haul Truck, Serial No. A31387
Komatsu	Komatsu 930E-4 Haul Truck, Serial No. A31389
Komatsu	Komatsu 930E-4 Haul Truck, Serial No. A31480
Komatsu	Komatsu 930E-4 Haul Truck, Serial No. A31519
Komatsu	Komatsu 930E-4 Haul Truck, Serial No. A31525
Caterpillar Financial Services	Caterpillar model 7495 Rope Shovel, Serial No. 00141487
Caterpillar Financial Services	Caterpillar model 7495 Rope Shovel, Serial No. 00141486
Caterpillar Financial Services	Caterpillar model 7495 Rope Shovel, Serial No. 00141488
Caterpillar Financial Services	Caterpillar D10R Dozer, Serial No. AKT75002
Caterpillar Financial Services	Caterpillar 795F Haul Truck, Serial No. ERM00159

Caterpillar Financial Services	Caterpillar 795F Haul Truck, Serial No. ERM00158
Caterpillar Financial Services	Caterpillar 834H Wheel Dozer, Serial No. BTX01276
Caterpillar Financial Services	Caterpillar 834H Wheel Dozer, Serial No. BTX01258
Caterpillar Financial Services	Caterpillar D11T Tractor, Serial No. JEL00331
Bridge Capital	Komatsu Model 930E-3 Electric Mining Truck, Stock #10770, Serial Number A31557
Bridge Capital	Komatsu Model 930E-4 Electric Mining Truck, Stock #10770, Serial Number A31561
All Points Capital Corp. D/B/A Capital One Equipment Leasing	Hitachi EX5500-S6 Excavator, Serial No. HCM18N00K00001052